
ROCKWELL
MEDICAL

ROCKWELL MEDICAL

Investor Presentation

January 8, 2024

RMTI
Nasdaq Listed

Forward-Looking Statements and Non-GAAP Measures

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of federal securities laws, including, but not limited to, Rockwell's expectations regarding revenue, profitability, financial position, 2023 guidance, potential EBITDA margin from the Evoqua Water Technologies transaction, future net sales, reliance on capital investments, ability to grow, industry leadership position, and maintain concentrate sales. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "can," "could," "would," "develop," "plan," "potential," "predict," "forecast," "project," "plan," "intend," "positioned to," "guidance" or the negatives of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Rockwell Medical believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Rockwell Medical's SEC filings), many of which are beyond our control and subject to change. Actual results could be materially different. Risks and uncertainties include: the risk that we do not become profitable or achieve revenue, gross profit or adjusted EBITDA targets; the risk that we are unable to reduce our reliance on capital markets; the risk that we are unable to achieve our corporate goals and projected milestones, including geographic expansion, commercial partnerships and new product opportunities; the risk that we are not able to successfully integrate the Evoqua acquisition and achieve our projections with regard to that business; the risk that we are not able to develop FPC for other indications; the risk that FPC is unsafe or not efficacious for new indications; the risk that market opportunities are smaller than estimated; the impact of any further increases in raw material, labor, fuel or other input costs, particularly if we are unable to pass these cost increases along to our customers; the risk that we are unable to obtain additional financing and raise capital as necessary to fund operations or pursue business opportunities; expected financial performance, including cash flows, revenue, growth, margins, funding, liquidity and capital resources; and those risks more fully discussed in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2022, as such description may be amended or updated in any subsequent reports we file with the SEC. Rockwell Medical expressly disclaims any obligation to update our forward-looking statements, except as may be required by law.

This presentation includes certain non-GAAP financial measures. Please see the section entitled "Reconciliation to GAAP Financial measures" in the Appendix for an explanation of management's use of these measures and reconciliations to the most directly comparable GAAP financial measures. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

All data as of December 31, 2023 unless otherwise noted.

Rockwell Medical At A Glance

Business Overview

- Healthcare company that develops, manufactures, commercializes, and distributes a portfolio of hemodialysis products for dialysis providers worldwide.
- Second largest supplier of acid and bicarbonate concentrates for dialysis patients in the U.S.
- Restructured business in 2H'22 to reposition the Company, drive shareholder value and reduce the Company's reliance on capital markets to operate the business.
- Acquired hemodialysis concentrates assets from Evoqua Water Technologies. Has the potential to deliver 20% to 22% EBITDA margin to Rockwell Medical.

Financial Metrics

- 2023 Net Sales Guidance = $82.8M to $83.8M (⬆ 14% to 15% YoY)
- 2023 Gross Profit Guidance = $7.4M to $8.4 (⬆ 80% to 105% YoY)
- Q4'23 Adjusted EBITDA Guidance = $(0.9)M and $0.1M
- Significantly reduced expenses and paid down debt
- Positioned to achieve $100M in net sales over next few years

Current Capitalization	
Share Price[a]:	$1.75
Market Cap[b]:	$49.9M
Total Cash, Cash Equivalents, Investments Available for Sale[c]:	$11.0M
Total Debt[c]:	$8.0M

[a] Share price at market close on 1/5/24. [b] Calculation based on 28,489,663 shares outstanding as of 11/10/23. [c] As of 12/31/23.

Executive Management Team



Mark Strobeck, Ph.D.
President and CEO

Aquilo Partners
Assertio
gsk
SR One
TOPAZ Pharmaceuticals



Jesse Neri
SVP, Finance

ARUVANT
HEMOVANT
Symphony Health An ICON plc Company
Zyla life sciences



Megan Timmins
EVP, Chief Legal Officer and Secretary

aramark
Assertio
Zyla life sciences



Tim T. Chole
SVP, Sales and Marketing

Baxter
Cochlear
GAMBRO
Watson Pharmaceuticals



Heather R. Hunter
SVP, Chief Corporate Affairs Officer

W. P. CAREY
SAFEGUARD
Venatorx


ROCKWELL
MEDICAL

Corporate Strategy

- Be *the* Global Leader in Hemodialysis Concentrates
- Provide Customers with the Highest Quality and Most Reliable Products and Services
- Achieve Profitability and $100M+ Annual Net Sales
- Focus on Innovative, Long-Term Growth Opportunities

What is Hemodialysis?

- Procedure whereby a dialysis machine and a special filter called an artificial kidney — or dialyzer — are used to clean a patient's blood.
- Filters out wastes, salts, and excess fluid, and corrects electrolyte and acid-base imbalances for people who have kidney failure, or end-stage kidney disease (ESKD).
- Standard of Care. Accounts for ~90% of all dialysis therapies.
- Performed at a free-standing outpatient dialysis center, a hospital-based outpatient center, or a patient's home.
- Approximately 475,000 patients in U.S. require in-center hemodialysis annually[a].
- Each patient receives approximately three treatments per week, totaling ~150 in-clinic procedures per patient per year.
- Each treatment requires 3.3 gallons of concentrate per patient per treatment.

(a) 2022 United States Renal Data System (USRDS) Annual Data Report. Published by the Chronic Disease Research Group (CDRG) in partnership with the National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK), National Institutes of Health (NIH), Department of Health and Human Services (HHS). Accessed January 2023. https://www.niddk.nih.gov/about-niddk/strategic-plans-reports/usrds.

U.S. In-Center Hemodialysis Concentrates Market

Estimated growth driven primarily by increasing number of patients suffering from end-stage kidney disease

$380M

TODAY

$500M

2026

SOURCE: "Rockwell Medical: Concentrates Growth Strategy Report", L.E.K. Consulting LLC (2022)

Indispensable Player in Large, Expanding Market

- Rockwell Medical is one of two manufacturers and suppliers that has scalability and transportation infrastructure to service the more than 12,000 individual purchasing facilities (including outpatient dialysis clinics and hospitals) in the U.S., along with select international markets.

- Currently, Rockwell Medical ships to more than 3,700 customer locations in the U.S. and internationally

ROCKWELL MEDICAL

✓ **High-Quality Products**

✓ **Reliable Delivery Service**

✓ **World-Class Customer Service**



Potential Growth Opportunities and Revenue Streams

Geographic Expansion

- Rockwell continues to increase its market share in Western U.S. and internationally
- Signed Co-Promotion Agreement with B. Braun, targeting customers in the West
- Acquired hemodialysis concentrates business from Evoqua Water Technologies
- Represents a ~$100M opportunity

At-Home

- Increase in home dialysis treatments
- Early estimates suggest that over time, the at-home dialysis and transition care markets have the potential to address up to 80% of the total dialysis market
- Rockwell is well-positioned to address this expanding market

Complementary Products

- Expand product opportunities
- Leverage domain expertise in manufacturing and distribution to develop and/or in-license new products including single-use formulations; new product formulations; additional products in dialysis

Market Consolidation

- Hemodialysis market ripe for consolidation
- Rockwell continues to secure commercial partnerships and seek opportunities in U.S. and ex-U.S. to expand hemodialysis concentrates business

Acquired Hemodialysis Concentrates Assets from Evoqua

Background

- 20-Year history serving clinics and dialysis patients throughout the U.S.
- Legacy brands include Mar Cor, Cantel and Medivators
- Well-known throughout the dialysis community

Value Add

- Profitable, fully automated concentrates business
- Generated annual revenue of $18M and $3.3M in EBITDA
- Immediately accretive
- With synergies, Rockwell expects this business to deliver 20% to 22% EBITDA margin to the Company
- Significantly expands Rockwell's geographic footprint, customer base, product offerings

Terms

- $11M upfront in cash plus two milestone payments of $2.5M each at 12mo and 24mo from closing (Closed 7/10/23)
- Acquired all contracts, IP, FDA 510(k) clearances and all assets primarily associated with, and related to, Evoqua's hemodialysis concentrates business nationwide

Rockwell Medical Expands Distribution Footprint in the U.S.

- Acquired Evoqua's hemodialysis concentrates customer contracts
- Added an additional estimated 1,700 clinics in the U.S.
- Rockwell Medical now the leading supplier of liquid bicarbonate products in the U.S.

Pre-Acquisition




0
1-10
11-50
51-100
101-250
251-500
501+

Post-Acquisition



Financials and Milestones

Delivering on New Business Strategy

Increasing revenue, reducing expenses, driving the Company towards profitability on an Adjusted EBITDA basis

	Three Months Ended December 31			Twelve Months Ended December 31		
	2023		2022	2023		2022
(In Millions, Except Per Share Amounts)	Low	High	Actual	Low	High	Actual
Net Sales	$ 21.3	$ 22.3	$ 19.3	$ 82.8	$ 83.8	$ 72.8
Gross Profit	$ 1.6	$ 2.6	$ 2.3	$ 7.4	$ 8.4	$ 4.1
Net Loss	$ (2.2)	$ (1.2)	$ (2.3)	$ (9.1)	$ (8.1)	$ (18.6)
Adjusted EBITDA*	$ (0.9)	$ 0.1	$ (0.6)	$ (5.5)	$ (4.5)	$ (13.8)

* See reconciliation to GAAP financial measures on slide 18 of this presentation and/or in the press release issued January 8, 2024.
NOTE: The fourth quarter 2023 and full-year 2023 net sales, gross profit and adjusted EBITDA and December 31, 2023 cash balance included in this presentation are preliminary and are therefore subject to adjustment. The preliminary results are based on management's initial analysis of operations for the quarter and year ended December 31, 2023. The Company expects to report fourth quarter and full-year 2023 financial and operational results in March 2024.

Cash, cash equivalents and investments available-for-sale at December 31, 2023 is expected to be $11.0M

Delivering on New Business Strategy

Net Sales



($M)
85
80
75
70
65
60
61.9
72.8
82.8 – 83.8
2021
2022
2023 GUIDANCE

Gross Profit (Loss)



($M)
9
8
7
6
5
4
3
2
1
0
-1
-2
-3
(2.4)
4.1
7.4 – 8.4
2021
2022
2023 GUIDANCE

Debt



($M)
20
15
10
5
0
21.6
10.0
8.0
YE'21
YE'22
YE'23

NOTE: The fourth quarter 2023 and full-year 2023 net sales, gross profit and adjusted EBITDA and December 31, 2023 cash balance included in this presentation are preliminary and are therefore subject to adjustment. The preliminary results are based on management's initial analysis of operations for the quarter and year ended December 31, 2023. The Company expects to report fourth quarter and full-year 2023 financial and operational results in March 2024.

Milestones Achieved in 2023

- ✓ Completed 100% Transfer of Baxter Business with Preferred Economics
- ✓ Expanded Partnerships with Existing Hemodialysis Customers
- ✓ Grew Concentrates Business by Adding New Customers
- ✓ Distributed Hemodialysis Products in New Geographies
- ✓ Completed Integration of Evoqua's Hemodialysis Concentrates Business
- ✓ Driving Business Towards Profitability
- ✓ Further Reduced Debt


HAPPY
25TH
LISTING ANNIVERSARY
ROCKWELL
MEDICAL
RMTI NasdaqListed
Nasdaq

Why Invest in Rockwell Medical?

- ❑ Revenue-Generating Business
- ❑ Large and Growing Market Opportunity
- ❑ Path to Profitability in Q4'23
- ❑ Strengthened Financial Position
- ❑ Attractive Valuation

ROCKWELL MEDICAL


ROCKWELL
MEDICAL
www.rockwellmed.com
IR@rockwellmed.com
ROCKWELL

Reconciliation to GAAP Financial Measures

Non-GAAP Financial Measures

To supplement the Company's financial results presented on a U.S. generally accepted accounting principles ("GAAP") basis, the Company has included information about non-GAAP measures of EBITDA and adjusted EBITDA as useful operating metrics. The Company believes that the presentation of these non-GAAP financial measures, when viewed with results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and the Company's management in assessing the Company's performance and results from period to period. The Company uses these non-GAAP measures internally to understand, manage and evaluate the Company's performance. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

	Three Months Ended December 31			Twelve Months Ended December 31		
	2023		2022	2023		2022
(In Millions)	Low	High	Actual	Low	High	Actual
Net Loss	$ (2.2)	$ (1.2)	$ (2.3)	$ (9.1)	$ (8.1)	$ (18.6)
Income taxes	—	—	—	—	—	—
Interest expense, net	0.3	0.3	0.3	1.2	1.2	1.6
Depreciation and amortization	0.8	0.8	0.2	1.8	1.8	0.9
EBITDA	(1.1)	(0.1)	(1.8)	(6.1)	(5.1)	(16.1)
One time severance costs	—	—	1.0	0.8	0.8	2.0
Stock-based compensation	0.2	0.2	0.2	0.9	0.9	0.3
Wanbang deferred revenue	—	—	—	(2.2)	(2.2)	—
Wanbang inventory reserve	—	—	—	1.1	1.1	—
Adjusted EBITDA	$ (0.9)	$ 0.1	$ (0.6)	$ (5.5)	$ (4.5)	$ (13.8)

RMTI
Nasdaq Listed

ROCKWELL MEDICAL